UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  October 14, 2013
(Date of earliest event reported)

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15 Joys Lane, Kingston, NY	12401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 802-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Effective October 14, 2013, Kingstone Insurance Company (“KICO”), a wholly-owned subsidiary of Kingstone Companies, Inc. (the “Company”), entered into an amendment to its employment agreement with John D. Reiersen, its Executive Vice President, pursuant to which, among other matters, the term of the employment agreement was extended from December 31, 2014 to December 31, 2016.

The foregoing description of the amendment to Mr. Reiersen’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 4 to Employment Contract filed as Exhibit 10.14 to the Company’s Registration Statement on Form S-1, which exhibit is incorporated by reference herein.

Item 8.01.	Other Events.

On October 15, 2013, the Company issued a press release (the “Press Release”) announcing that it has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission relating to the proposed public offering by the Company of $15,000,000 of its common stock.

A copy of the Press Release is furnished as Exhibit 99.1 hereto.

The information in the Press Release is being furnished, not filed, pursuant to this Item 8.01. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report with respect to the Press Release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report with respect to the Press Release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Based upon the following factors, the factors set forth under “Factors That May Affect Future Results and Financial Condition” in Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2012, as well as other factors affecting our operating results and financial condition, past financial performance should not be considered to be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.  In addition, such factors, among others, may affect the accuracy of certain forward-looking statements contained in our periodic reports.

We are highly dependent on a small number of insurance brokers for a large portion of our revenues.

We market our insurance products primarily through insurance brokers. A large percentage of our gross premiums written are sourced through a limited number of brokers.  These brokers provided a total of 31.4% of our gross premiums written for the year ended December 31, 2012. The nature of our dependency on these brokers relates to the high volume of business they consistently refer to us. Our relationship with these brokers is based on the quality of the underwriting and claims services we provide to our clients and on our financial strength ratings. Any deterioration in these factors could result in these brokers advising clients to place their risks with other insurers rather than with us. A loss of all or a substantial portion of the business provided by one or more of these brokers could have a material adverse effect on our financial condition and results of operations.

Additional Financial Information

We operate our business as one segment, property and casualty insurance. Within this segment we offer a wide array of property and casualty policies to our producers. The following table summarizes gross and net premiums written, net premiums earned, and loss and loss adjustment expenses by major product type, which were determined based primarily on similar economic characteristics and risks of loss.

	For the Six Months Ended		For the Years Ended
	June 30,		December 31,
	2013	2012	2012	2011	2010

Gross premiums written:
Personal lines	$19,646,555	$15,551,583	$33,777,692	$26,894,344	$21,690,655
Commercial lines	4,781,491	3,956,309	8,002,800	5,785,782	3,030,607
Commercial auto	3,040,081	3,287,928	5,690,828	6,315,937	6,880,700
Livery physical damage and other	1,277,877	881,905	1,804,277	1,749,694	1,658,068
Total	$28,746,004	$23,677,725	$49,275,597	$40,745,757	$33,260,030

Net premiums written:
Personal lines	$4,250,564	$3,680,635	$8,005,156	$6,352,946	$4,885,468
Commercial lines	2,568,525	1,528,256	4,485,816	2,245,516	746,964
Commercial auto	2,916,805	3,154,601	5,368,967	6,042,759	6,545,264
Livery physical damage and other	1,228,856	833,631	1,699,687	1,654,881	1,557,126
Total	$10,964,750	$9,197,123	$19,559,626	$16,296,102	$13,734,822

Net premiums earned:
Personal lines	$3,563,666	$3,212,265	$6,880,422	$5,448,071	$4,225,692
Commercial lines	2,141,729	1,180,719	3,067,226	1,429,065	392,223
Commercial auto	2,617,493	2,901,329	5,646,860	6,307,876	4,921,736
Livery physical damage and other	976,609	842,794	1,622,103	1,683,734	1,595,984
Total	$9,299,497	$8,137,107	$17,216,611	$14,868,746	$11,135,635

Net loss and loss adjustment expenses:
Personal lines	$1,617,879	$1,257,589	$3,343,322	$2,072,411	$2,042,823
Commercial lines	429,358	443,518	1,232,750	529,713	135,331
Commercial auto	2,486,144	2,272,859	5,163,171	4,714,503	2,884,511
Livery physical damage and other(1)	846,257	317,595	816,431	591,614	838,131
Unallocated loss adjustment expenses	331,800	395,458	679,039	662,817	524,789
Total	$5,711,438	$4,687,019	$11,234,713	$8,571,058	$6,425,585

Net loss and loss adjustment ratio:
Personal lines	45.4%	39.1%	48.6%	38.0%	48.3%
Commercial lines	20.0%	37.6%	40.2%	37.1%	34.5%
Commercial auto	95.0%	78.3%	91.4%	74.7%	58.6%
Livery physical damage and other(1)	86.7%	37.7%	50.3%	35.1%	52.5%
Total	61.4%	57.6%	65.3%	57.6%	57.7%

(1)
Livery physical damage and other includes, among other things, premiums and loss and loss adjustment expenses from our participation in a mandatory state joint underwriting association. For the six months ended June 30, 2013, we incurred net losses of $156,000 from Superstorm Sandy with respect to the joint underwriting association. Excluding the effects of Superstorm Sandy, the net loss and loss adjustment ratio for livery physical damage and other would have been 70.7% for the six months ended June 30, 2013.

The following table summarizes the key insurance underwriting measures for the six months ended June 30, 2013 and 2012 and the years ended December 31, 2012, 2011 and 2010. The year ended December 31, 2012 and the six months ended June 30, 2013 include the effects of Superstorm Sandy (which we define as a catastrophe), which occurred on October 29, 2012. The year ended December 31, 2011 and the six months ended June 30, 2012 include the effects of Tropical Storm Irene (which we define as a catastrophe), which occurred between August 27, 2011 and August 29, 2011. We define a “catastrophe” as an event that involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset, per-event threshold of average claims in a specific area, occurring within a certain amount of time constituting the event.

Contingent ceding commission revenue is impacted by losses incurred in the prior calendar year. The ceding commission rate paid under our quota share reinsurance treaties is based on the ultimate treaty year loss ratio. The quota share treaty year begins on July 1st and ends on June 30th of the following year.

	For the Six Months Ended		For the Years Ended
	June 30,		December 31,
	2013	2012	2012	2011	2010
	(in thousands, except ratios)

Net premiums earned	$9,299	$8,137	$17,217	$14,869	$11,136

Reconciliation of Loss and Loss Adjustment Expense Ratio:
Net loss and loss adjustment expenses	5,711	4,687	11,235	8,571	6,426
Less: Net losses from catastrophes	(156)	-	(1,143)	(449)	-
Net loss and loss adjustment expenses excluding the effect of catastrophes	5,555	4,687	10,092	8,122	6,426

Net loss and loss adjustment expense ratio	61.4%	57.6%	65.3%	57.6%	57.7%
Less: Effect of catastrophe loss on loss ratio	(1.7)%	0.0%	(6.7)%	(3.0)%	0.0%
Net loss and loss adjustment expense ratio excluding the effect of catastrophes	59.7%	57.6%	58.6%	54.6%	57.7%

Reconciliation of Expense Ratio:
Commission expense	$4,195	$3,477	$7,246	$6,231	$5,057
Other underwriting expenses	4,145	3,852	7,849	7,373	5,779
Less: Ceding commission revenue	(4,628)	(5,815)	(9,690)	(10,625)	(8,583)
Less: Insurance underwriting business other income	(269)	(239)	(477)	(430)	(363)
Net underwriting expense	$3,443	$1,276	$4,928	$2,549	$1,890
Less: Reduced contingent ceding commission revenue from catastrophes	(1,847)	(1,153)	(1,919)	(201)	-
Net underwriting expense excluding the effect of catastrophes	$1,596	$123	$3,009	$2,348	$1,890

Expense ratio	37.0%	15.7%	28.6%	17.1%	17.0%
Less: Effect of catastrophe loss on expense ratio	(19.8)%	(14.2)%	(11.1)%	(1.3)%	0.0%
Expense ratio excluding the effect of catastrophes	17.2%	1.5%	17.5%	15.8%	17.0%

The Additional Financial Information in this Report is being furnished, not filed, pursuant to this Item 8.01. Accordingly, the Additional Financial Information in this Report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the Additional Financial Information in this Report is not intended to, and does not, constitute a determination or admission by the Company that the Additional Financial Information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

10.1           Amendment No. 4, dated as of October 14, 2013, to Employment Contract between Kingstone Insurance Company (as successor in interest to Commercial Mutual Insurance Company) and John D. Reiersen, incorporated by reference to the Company’s Registration Statement on Form S-1 filed with Securities and Exchange Commission on October 15, 2013, wherein such document is identified as Exhibit 10.14.

99.1           Press release, dated October 15, 2013, issued by Kingstone Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: October 15, 2013	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
President